EXHIBIT 99.5



              2004 - 2006 PERFORMANCE SHARE AGREEMENT
           AS AMENDED AND RESTATED AS OF MARCH 29, 2006


     This performance share agreement ("Agreement") is amended and restated as of March 29, 2006, by and between AMR Corporation, a Delaware corporation (the "Corporation"), and an officer or key employee of one of the Corporation's Subsidiaries (the "Employee" or the "Recipient") as identified in the e-mail or mail
notification  sent  to  the  Employee  on  April  __,  2006   (the
"Notification").

      WHEREAS, pursuant to the 2004 - 2006 Performance Share Plan for Officers and Key Employees, as amended and restated as of March 29, 2006 (the "Plan") and as adopted by the Board of Directors of the Corporation (the "Board"), the Compensation Committee of the Board (the "Committee") has determined to make an award (the "Award", as set forth in the Notification) to the Employee (subject to the terms of the Plan and this Agreement), as an inducement for the Employee to remain an employee of one of the Corporation's Subsidiaries during the time frame of 2004 - 2006 and to retain and motivate such Employee during his/her employment.

      This Agreement sets forth the terms and conditions attendant to the Award under the Plan.

      1. Grant of Award. Subject to the terms and conditions of this Agreement, the Recipient is hereby granted an Award as of the "Grant Date" set forth in the Notification. The Award shall vest, if at all, in accordance with Section 2 of this Agreement. On the date the Award vests (if at all), Recipient will receive a combination of cash and the Corporation's Common Stock. The Committee will determine the amount of the Award to be paid in cash (the "Cash Award") and the amount of the Award to be settled in shares of the Corporation's Common Stock (the "Stock Distribution"). The Cash Award will be paid on April 30, 2006 (such Cash Award will be made pursuant to the Annual Incentive
Plan). The Stock Distribution will occur on April 19, 2007 (such Stock Distribution will be made from and pursuant to the 1998 Long Term Incentive Plan, as amended (the "LTIP")). The sum of the Cash Award and the Stock Distribution will equal the product of (a) the Fair Market Value of the Common Stock on April 18, 2007, and (b) the number of shares of Common Stock comprising the Award.

     2.   Vesting.

     (a) The Award will vest, if at all, in accordance with Schedule A, attached hereto and made a part of this Agreement.

     (b)   In  the  event Recipient's employment with one  of  the
Corporation's Subsidiaries is terminated prior to the end of the three year measurement period set forth in Schedule A (the "Measurement Period") due to the Recipient's death, Disability (as defined in section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended, (the "Code")), Retirement (subject to Section 4) or termination not for Cause (each an "Early Termination") the Award will vest, if at all, on a pro-rata basis and will be paid to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate). The pro-rata basis will be a percentage where the denominator is 36 and the numerator is the number of months from January 1, 2004 through the month of Early Termination, inclusive. This pro-rata basis will be paid to the Recipient at the same time as Cash Awards and Stock Distributions are made to then current employees who have Awards under the Plan, subject to
Section 2(f) of this Agreement.

      (c) In the event Recipient's employment with one of the Corporation's Subsidiaries is terminated for Cause, or if the Recipient terminates his/her employment with such Subsidiary, each occurring prior to April 19, 2007, the Award shall be forfeited in its entirety.

     (d) If prior to April 19, 2007, the Recipient becomes an employee of a Subsidiary that is not wholly owned, directly or indirectly, by the Corporation, or if the Recipient begins a leave of absence without reinstatement rights, then in each case the Award shall be forfeited in its entirety.

     (e) In the event of a Change in Control of the Corporation prior to the distribution of the Award, the Award will be paid within 60 days of the date of the Change in Control. In such event, the vesting date will be the date of the Change in Control. The term "Change in Control" is defined for purposes of this Agreement in Section 7.

     (f) Notwithstanding the provisions of Section 2(b), if the Employee is a person subject to section 409A(a)(2)(B)(i) of the Code, any payment on account of Retirement or termination not for Cause of the Employee shall be delayed until the sixth month anniversary of the date of separation from employment due to Retirement or termination not for Cause.

      3. Transfer Restrictions. This Award is non-transferable otherwise than by will or by the laws of descent and distribution, and may not otherwise be assigned, pledged or hypothecated and shall not be subject to execution, attachment or similar process. Upon any attempt by the Recipient (or the Recipient's successor in interest after the Recipient's death) to effect any such disposition, or upon the levy of any such process, the Award may immediately become null and void, at the discretion of the Committee.

     4. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Recipient. No contract or right of employment shall be implied by this Agreement.

          In the event the Employee's employment is terminated by reason of Early or Normal Retirement and the Employee is subsequently employed by a competitor of the Corporation, the Corporation serves the right, upon notice to the Employee, to declare the Award forfeited and of no further validity.

            In consideration of the Employee's privilege to participate in the Plan, the Employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the Employee at his or her new place of employment after his or her employment with American or its Affiliates is terminated. The failure by the Employee to abide by the foregoing obligations shall result in the Award being forfeited in its entirety.

           The Employee shall not have the right to defer any of the Cash Payment or the Stock Distribution. Except as provided in this Agreement, the Committee and Corporation shall not accelerate the Cash Payment or the Stock Distribution.

          Any Cash Award will be net of applicable withholding and social security taxes. The Employee will pay to the Corporation timely any and all such taxes on account of the Stock Distribution. The failure by the Employee to pay timely such taxes will result in a withholding from any and all payments from the Corporation or any Subsidiary to the Employee in order to satisfy such taxes.

     6. Adjustments in Awards. In the event of a Stock dividend, Stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Board of Directors to the Award.

     7. Incorporation of LTIP Provisions. Capitalized terms not otherwise defined herein (inclusive of Schedule A) shall have the meanings set forth for such terms in the LTIP. For purposes of
Section 2(e), the term "Change in Control" will mean a "change in ownership" or "change in effective control" or "change in ownership of the assets" of the Corporation, as determined pursuant to Internal Revenue Service Notice 2005-1 (or successor guidance thereto under section 409A of the Code).

     8. American Jobs Creation Act. Amendments to this Agreement may be made by the Corporation, without the Employee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.

     9.   Prior 2004/2006 Performance Unit Agreement

     In consideration of this amended and restated Agreement, the Employee irrevocably agrees that any prior award granted to the Employee under the 2004/2006 Performance Unit Plan, as hereby amended and restated, is hereby forfeited in its entirety and will hereafter be of no further effect and such prior award is replaced in its entirety with the Award granted under this Agreement.





           IN WITNESS HEREOF, the Recipient and the Corporation have executed this Performance Share Agreement as of the day, month and year set forth above.

RECIPIENT                             AMR CORPORATION


_____________________________         _____________________
                                      Charles D. MarLett
                                      Corporate Secretary

Gerard Arpey - 236,250
Daniel Garton - 120,750
Thomas Horton - 120,750
Gary Kennedy - 89,250
Charles MarLett - 26,250










                2004 - 2006 PERFORMANCE SHARE PLAN
      FOR OFFICERS AND KEY EMPLOYEES, AS AMENDED AND RESTATED
                       AS OF MARCH 29, 2006

Purpose

The purpose of the 2004 - 2006 AMR Corporation Performance Share Plan ("Plan") for Officers and Key Employees is to provide greater incentive to officers and key employees of the subsidiaries and affiliates of AMR Corporation ("AMR" or the "Corporation") to achieve the highest level of individual performance and to meet or exceed specified goals during the time frame 2004 to 2006 which will contribute to the success of the Corporation.

The Plan is adopted under the 1998 Long Term Incentive Plan (the "LTIP") as amended.

Definitions

For purposes of the Plan, the following definitions will control:

"Affiliate" is defined as a subsidiary of AMR or any entity that is designated by the Committee as a participating employer under the Plan, provided that AMR directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity.

"Committee" is defined as the Compensation Committee, or its successor, of the AMR Board of Directors (the "Board").

"Comparator Group" is defined as the seven U.S. based carriers including AMR Corporation, Continental Airlines, Inc., Delta Air
Lines, Inc., JetBlue Airways, Northwest Airlines Corp., Southwest
Airlines Co., and US Airways Group, Inc.

"Corporate Objectives" is defined as being the objectives established by the Committee at the beginning of each fiscal year during the Measurement Period.

"Measurement Period" is defined as the three year period beginning January 1, 2004, and ending December 31, 2006.

"Total Shareholder Return (TSR)" is defined as the rate of return reflecting stock price appreciation plus reinvestment of dividends over the Measurement Period. The average Daily Closing Stock Price (adjusted for splits and dividends) for the three months prior to the beginning and ending points of the Measurement Period will be used to smooth out market fluctuations.

"Daily Closing Stock Price" is defined as the stock price at the close of trading (4:00 PM EST) of the National Exchange on which the stock is traded.

"National Exchange" is defined as one of the New York Stock
Exchange (NYSE), the National Association of Stock Dealers and
Quotes (NASDAQ), or the American Stock Exchange (AMEX).

Accumulation of Award

Any distribution under the Plan will be determined by (i) the Corporation's TSR rank within the Comparator Group, (ii) (for senior officers of American Airlines, Inc. "American") the Corporation's attainment of the Corporate Objectives and (iii) the terms and conditions of the award agreement between the Corporation and the employee. The distribution percentage of a target award pursuant to the TSR metric and based on rank, is specified below:

      Granted Target Award - Percent of Target Based on Rank
Rank       7       6        5       4        3       2        1
Payout %   0%     25%      50%     75%     100%    135%     175%


In the event that a carrier (or carriers) in the Comparator Group ceases to trade on a National Exchange at any point in the Measurement Period, the following distribution percentage of a target award, based on rank and the number of remaining comparators, will be used accordingly.

                           6 Comparators

      Granted Target Award - Percent of Target Based on Rank
Rank        6         5         4        3         2         1
Payout %    0%       50%       75%      100%      135%     175%

                           5 Comparators

      Granted Target Award - Percent of Target Based on Rank
Rank           5          4          3           2          1
Payout %      50%        75%        100%       135%        175%

                           4 Comparators

      Granted Target Award - Percent of Target Based on Rank
Rank              4             3            2             1
Payout %         75%           100%         135%          175%


                           3 Comparators

      Granted Target Award - Percent of Target Based on Rank

 Rank         3         2         1
Payout %     50%      135%      175%

At the end of each fiscal year during the Measurement Period, the Committee will determine whether the Corporate Objectives have been achieved. At the end of the Measurement Period, the Committee will determine the distribution of an Award based upon the TSR metric and, with respect to senior officer awards, the Corporate Objectives.

Administration

The Committee shall have authority to administer and interpret the Plan, establish administrative rules, approve eligible participants, and take any other action necessary for the proper and efficient operation of the Plan. The distribution percentage of a target award, if any, will be determined based on an audit of AMR's TSR rank by the General Auditor of American. A summary of awards under the Plan shall be provided to the Board at the first regular meeting following determination of the awards. Awards, if any, will be distributed in cash and stock. The Committee will determine the precise allocation between cash and stock on April 18, 2007. The cash payment will be made on April 30, 2007, and any such payment will be based upon the Fair Market Value of the Corporation's Common Stock on April 18, 2007, or such date the award is approved for payment by the Committee. Stock to be distributed under this Plan will be distributed on April 19, 2007, or on the business day that immediately follows the date on which the Committee approves the distribution of an award.

General

Neither this Plan nor any action taken hereunder shall be construed as giving any employee or participant the right to be retained in the employ of American or an Affiliate.

Nothing in the Plan shall be deemed to give any employee any right, contractually or otherwise, to participate in the Plan or in any benefits hereunder, other than the right to receive an award as may have been expressly awarded by the Committee subject to the terms and conditions of the award agreement between the Corporation and the employee.

In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act beyond the control of the Corporation, whether similar or dissimilar, (each a "Force Majeure Event"), which Force Majeure Event affects the Corporation or its Subsidiaries or its Affiliates, the Committee, in its sole discretion, may (i) terminate or (ii) suspend, delay, defer (for such period of time as the Committee may deem necessary), or substitute any awards due currently or in the future under the Plan, including, but not limited to, any awards that have accrued to the benefit of participants but have not yet been paid, in any case to the extent permitted under Proposed Treasury Regulation 1.409A-3(d) and/or 1.409A-3(e), or successor guidance thereto.

In consideration of the employee's privilege to participate in the Plan, the employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American or its Affiliates to any unauthorized party and, (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and
(iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the employee at his or her new place of employment after his or her employment with American or its Affiliates is terminated. The failure by the employee to abide by the foregoing obligations shall result in the award being forfeited in its entirety.

The Committee may amend, suspend, or terminate the Plan at any time.